Exhibit 10.3
Fourth Amendment to Tissue Recovery Agreement between Osteotech, Inc. and
Community Blood Center d/b/a Community Tissue Services
     This Fourth Amendment to Tissue Recovery Agreement (“Amendment”) is entered into as of the 1st day of June, 2007 (the “Amendment Effective Date”), by and between Community Blood Center, an Ohio not-for-profit corporation also doing business as Community Tissue Services (“CTS”), and Osteotech, Inc. (“OTI”), a Delaware corporation.
RECITALS
1. OTI and CTS entered into a Tissue Recovery Agreement (“Agreement”) dated as of March 1, 2006, as amended by the First Amendment, dated February 14, 2007, and the Second and Third Amendments to Tissue Recovery Agreement, both dated May 14, 2007 (as amended, the “Agreement”).
2. OTI and CTS now desire to amend the Agreement.
NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, OTI and CTS hereby agree that the Agreement is hereby amended as follows:
1.	Exhibit C, Tissue Reimbursement Fee Schedule, is hereby amended to revise the fee for each unit of donor Bone Tissue ****** provided by CTS to OTI as follows.

Effective Date	Fee
7/1/2007	$******
3/1/2008	$******
3/1/2009	$******
3/1/2010	$******
     IN WITNESS WHEREOF, the parties have hereunto set their hands as of the Amendment Effective Date.

Osteotech, Inc.			Community Blood Center d/b/a Community Tissue Services

By:		/s/ Sam Owusu-Akyaw	By:		/s/ Julia M. Belden

	Name:	Sam Owusu-Akyaw		Name:	Julia M. Belden
	Title:	Chief Executive Officer		Title:	Chief Financial Officer